                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities exchange Act of 1934

DATE OF REPORT                                                  February 8, 1999
(Date of Earliest reported event)


                          SIMIONE CENTRAL HOLDINGS, INC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                             0-22162                       22-3209241
---------------------------             ----------------             -------------------
(State or Other Jurisdiction            (Commission File              (IRS Employer of
    of Incorporation)                       Number)                  Identification No.)

6600 Powers Ferry Road
Atlanta, Georgia                                                           30339
----------------------------------------                                 ----------
(Address of Principal Executive Offices)                                 (Zip Code)

Registrant's telephone number
including area code                                                    (770) 644-6700
                                                                       --------------







                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant.

a. Effective February 8, 1999, Simione Central Holdings, Inc. ("Simione") decided to appoint Arthur Andersen LLP as Simione's independent accountants for the fiscal year ended December 31, 1998 and dismissed Ernst & Young LLP. The decision to change accountants was approved by the Audit Committee of the Board of Directors of Simione acting pursuant to authority delegated by the Board of Directors of Simione.

         Ernst & Young LLP's reports on Simione's consolidated financial statements during the last two most recent years contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the last two fiscal years and in the subsequent interim period to the date hereof, there were no disagreements between Simione and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         None of the "reportable events" described in Item 304(a)(1)(v) of the Regulation S-K occurred with respect to Simione during the last two fiscal years or in the subsequent interim period to the date hereof.

b. As indicated above, effective February 8, 1999, Simione engaged Arthur Andersen LLP to audit Simione's financial statements for the fiscal year ended December 31, 1998. During the last two fiscal years and subsequent interim period to the date hereof, Simione did not consult with Arthur Andersen LLP regarding any of the matters or events set forth in Item (304)(2)(I) and (ii) of Regulation S-K.

ITEM 7.  Financial Statements and Exhibits

         4.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated February 12, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIMIONE CENTRAL HOLDINGS, INC.


February 12, 1999                   By: /s/ Lori Nadler Siegel
                                       ---------------------------------
                                       Lori Nadler Siegel
                                       Chief Financial Officer